Tax Receivable Agreement (Notes)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Tax Receivable Agreement [Text Block]	Tax Receivable Agreement
At the completion of the 2019 Transaction, we recorded an initial liability of $264,600 payable to the pre-business combination equity holders under the TRA, representing approximately 85% of the calculated tax savings based on the portion of the Covered Tax Assets we anticipate being able to utilize in future years. TRA payments were expected to commence in 2021 (with respect to taxable periods ending in 2019) and would have been subject to deferral, at the Company’s election, for payment amounts in excess of $30,000 to be made in 2021 and 2022 but would not be subject to deferral thereafter.
On August 21, 2019, the Company entered into a Buyout Agreement among the Company and Onex Partners IV LP (“TRA Buyout Agreement”), pursuant to which all future payment obligations of the Company under the Tax Receivable Agreement would terminate in exchange for a payment of $200,000 (the “TRA Termination Payment”), which the Company paid on November 7, 2019 with a portion of the net proceeds from the Refinancing 2019 Transaction. As a result of the payment, a gain was recorded to shareholders equity of $64,600. As of December 31, 2021 and 2020, our liability under the TRA was $0.